Restructuring Charges, Net	12 Months Ended
Apr. 30, 2026
Restructuring and Related Activities [Abstract]
Restructuring Charges, Net	Restructuring Charges, Net
In fiscal 2024, in light of the challenging macroeconomic business environment arising from persistent inflationary pressures, rising interest rates and global economic and geopolitical uncertainty, on October 23, 2023, the Company initiated a plan (the “Plan”) intended to align its workforce with its current business realities through position eliminations. Due to the implementation of the Plan, the Company recorded restructuring charges of $68.6 million in fiscal 2024 across all segments related to severance for positions that were eliminated. During fiscal 2025, the Company made adjustments to previously recorded restructuring accruals resulting in restructuring charges of $1.9 million. During fiscal 2026, no restructuring charges were recorded.
Changes in the restructuring liability were as follows:

Restructuring Liability
(in thousands)
As of May 1, 2023	$8,004
Restructuring charges, net	68,558
Reductions for cash payments	(57,636)
Non-cash payments	(15,421)
Exchange rate fluctuations	399
As of April 30, 2024	3,904
Restructuring charges, net	1,892
Reductions for cash payments	(5,786)
Exchange rate fluctuations	159
As of April 30, 2025	$169
As of April 30, 2026, there is no restructuring liability. As of April 30, 2025, the restructuring liability is included in the current portion of other accrued liabilities on the consolidated balance sheets.
Restructuring charges incurred by segment were as follows:

	Year Ended April 30,
	2025	2024

	(in thousands)
Americas	$—	$23,844
EMEA	1,892	37,390
APAC	—	6,932
Corporate	—	392
Consolidated	$1,892	$68,558